(LOSS)/PROFIT FOR THE YEAR ON DISCONTINUED OPERATIONS (Schedule of Cash Flows Attributable to Discontinued Operations) (Details) - Fiomi Diagnostics (“Fiomi”) [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Disclosure Of Analysis Of Discontinued Operations [Line Items]
Cash (outflow) from operating activities	$ 0	$ 0	$ (177)
Cash inflow from investing activities	0	0	28,160
Cash outflow from financing activities	$ 0	$ 0	$ 0